Prospectus Supplement	228761 9/05

dated September 30, 2005 to:

PUTNAM INTERNATIONAL GROWTH & INCOME FUND

Prospectuses dated October 30, 2004

The third paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members coordinate the team’s management of the fund's portfolio. Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Pamela R. Holding	2001	Putnam Management 1995-Present	Senior Portfolio Manager Previously, Associate Director of Research, Portfolio Manager and Director of European Research	$10,001 - $50,000
Portfolio Member	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Darren Jaroch	2005	Putnam Management 1999-Present	Portfolio Manager Previously, Quantitative Analyst; Research Associate; Business Analyst	N/A*

* Mr. Jaroch became a portfolio member of the fund after September 30, 2004.